UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22902

First Trust New Opportunities MLP & Energy Fund
(Exact name of registrant as specified in charter)

10 Westport Road, Suite C101a
                    Wilton, CT 06897
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
New Opportunities MLP & Energy Fund (FPL)

Semi-Annual Report
For the Six Months Ended
April 30, 2024

Table of Contents
First Trust New Opportunities MLP & Energy Fund (FPL)
Semi-Annual Report
April 30, 2024
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust New Opportunities MLP & Energy Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust New Opportunities MLP & Energy Fund (FPL)
Semi-Annual Letter from the Chairman and CEO
April 30, 2024
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust New Opportunities MLP & Energy Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2024.
On March 16, 2022, the Federal Reserve (the “Fed”) initiated the first of what have been eleven increases to the Federal Funds target rate thus far in the current cycle. Given its potential impact, financial pundits have been debating the direction and timing of the Fed’s interest rate policy ever since. In December 2023, the Fed gave some guidance, announcing that it expected to implement up to three interest rate cuts totaling 75 basis points (“bps”) in 2024. Investors responded to the news with exuberance. In the U.S., the S&P 500® Index surged by 10.56% on a total return basis in the first quarter of 2024, adding to its already stunning 26.29% total return in 2023. For comparison, the yield on the 10-Year Treasury Note (“T-Note”) stood at 3.80% on December 27, 2023, down a stunning 119 bps from its most recent high of 4.99% set just months prior on October 19, 2023. Bond yields generally move in the opposite direction of prices. Given this relationship, the decline in the 10-Year T-Note’s yield is indicative of investor’s desire to lock in higher income payments prior to the Fed reducing its policy rate.
At this point, it makes sense to step back and highlight several ways the Fed’s interest rate policy has impacted the U.S. economy. We’ll start with the good news. On April 30, 2024, inflation, as measured by the trailing 12-month rate on the Consumer Price Index, stood at 3.4%, down significantly from its most recent peak of 9.1% set in June 2022. Additionally, the higher Federal Funds target rate has been a boon for those investors with assets in fixed income, money market, and other interest-bearing accounts. The total value of assets held in U.S. money market accounts stood at $6.0 trillion on May 1, 2024, nearly double where it stood just five years ago. Notably, the weekly yield on the benchmark U.S. Treasury 3-Month Money Market Index more than doubled from 2.40% to 5.32% between the end of April 2019 and April 2024.
Now for the not-so-good news. Higher interest rates often restrict the ability of consumers and businesses to spend and finance growth, respectively. While the consumer has remained relatively unscathed thus far, evidence that they are stretching their budgets is mounting. The Federal Reserve Bank of New York reported that the total balance of U.S. credit card debt stood at a record $1.13 trillion at the end of 2023, while the average annual percentage rate for all cards rose to a record 21.59% in the first quarter of 2024. Perhaps unsurprisingly, delinquency rates have been surging. Data from the Federal Reserve Bank of St. Louis revealed that the delinquency rate on credit card loans for all U.S. commercial banks rose to 3.10% in the fourth quarter of 2023, up from 2.62% in the fourth quarter of 2019 (pre-COVID-19). In April 2024, 43% of small and mid-sized U.S. businesses were unable to pay their rent on time and in full. In addition, higher interest rates are impacting economic growth. In the U.S., real gross domestic product growth was a tepid 1.6% in the first quarter of 2024, far below consensus expectations of 2.5%. Not even the U.S. government is immune to the impacts of higher interest rates. At the end of the first quarter of 2024, the interest payments paid by the Federal government stood at a record $1.06 trillion, nearly double their total of $0.56 trillion at the end of the fourth quarter of 2019.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust New Opportunities MLP & Energy Fund (FPL)
“AT A GLANCE”
As of April 30, 2024 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FPL
Common Share Price	$7.66
Common Share Net Asset Value (“NAV”)	$7.77
Premium (Discount) to NAV	(1.42)%
Net Assets Applicable to Common Shares	$182,118,104
Current Distribution per Common Share(1)	$0.0375
Current Annualized Distribution per Common Share	$0.4500
Current Distribution Rate on Common Share Price(2)	5.87%
Current Distribution Rate on NAV(2)	5.79%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	6 Months Ended 4/30/24	1 Year Ended 4/30/24	5 Years Ended 4/30/24	10 Years Ended 4/30/24	Inception (3/26/14) to 4/30/24
Fund Performance(3)
NAV	10.80%	16.83%	3.30%	-0.16%	0.07%
Market Value	18.39%	36.45%	5.01%	-0.56%	-0.52%
Index Performance
S&P 500® Index	20.98%	22.66%	13.18%	12.40%	12.47%
Alerian MLP Total Return Index	17.60%	34.46%	11.47%	2.49%	3.06%

Industry Classification	% of Total Investments
Electric Power & Transmission	26.7%
Petroleum Product Transmission	22.7
Natural Gas Transmission	22.0
Crude Oil Transmission	8.8
Gathering & Processing	1.5
Propane	0.4
Other	17.9
Total	100.0%

Top Ten Holdings	% of Total Investments
Enterprise Products Partners, L.P.	8.7%
Energy Transfer, L.P.	5.5
ONEOK, Inc.	5.0
TotalEnergies SE, ADR	4.4
MPLX, L.P.	4.4
Kinder Morgan, Inc.	4.3
Public Service Enterprise Group, Inc.	4.1
Cheniere Energy Partners, L.P.	3.7
Exxon Mobil Corp.	3.2
Targa Resources Corp.	3.1
Total	46.4%

(1)
Most recent distribution paid through April 30, 2024. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of April 30, 2024. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
First Trust New Opportunities MLP & Energy Fund (FPL)
Semi-Annual Report
April 30, 2024 (Unaudited)
Merger
The merger of First Trust New Opportunities MLP & Energy Fund (the “Fund”) into FT Energy Income Partners Enhanced Income ETF (NYSE Arca: EIPI), was successfully completed prior to the opening of the NYSE Arca on May 6, 2024. Through the merger, a wholly-owned subsidiary of EIPI acquired all of the assets and liabilities of the Fund in a tax-free transaction, and shares of the Fund were converted to newly-issued shares of EIPI in an aggregate amount equal to the value of the net assets of the Fund. After the merger, the Fund ceased operation.
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Fund. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Energy Income Partners, LLC
Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies includes C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $5.0 billion of assets as of April 30, 2024. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, three actively managed exchange-traded funds and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.
Portfolio Management Team
James J. Murchie – Co-Portfolio Manager, Founder and CEO of Energy Income Partners, LLC
Eva Pao – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
John Tysseland – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.
Commentary
First Trust New Opportunities MLP & Energy Fund
The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in publicly traded master limited partnerships (“MLPs”), MLP-related entities and other companies in the energy sector and energy utility industries that are weighted towards non-cyclical, fee-for-service revenues. There can be no assurance that the Fund’s investment objective will be achieved. Under normal market conditions, the Fund invests at least 85% of its “Managed Assets” in equity and debt securities of MLPs, MLP-related entities and other energy utility companies that the Fund’s Sub-Advisor believes offer opportunities for growth and income. The Fund may not be appropriate for all investors.
Market Recap
As measured by the Alerian MLP Total Return Index (“AMZX” or “MLP Benchmark”), the total return for the MLP Benchmark for the six-month period ended April 30, 2024, was 17.60%. For AMZX, this return reflects a positive 3.74% from distribution payments, while the remaining returns are due to share price appreciation. These figures are according to data collected from Bloomberg. While in the short term, market share price appreciation can be volatile, we believe that over the long term, such share price appreciation will approximate growth in per share earnings and quarterly cash distributions paid by the companies in the portfolio.

Portfolio Commentary (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
Semi-Annual Report
April 30, 2024 (Unaudited)
Performance Analysis
Average Annual Total Returns
	6 Months Ended 4/30/24	1 Year Ended 4/30/24	5 Years Ended 4/30/24	10 Years Ended 4/30/24	Inception (3/26/14) to 4/30/24
Fund Performance(1)
NAV	10.80%	16.83%	3.30%	-0.16%	0.07%
Market Value	18.39%	36.45%	5.01%	-0.56%	-0.52%
Index Performance
S&P 500® Index	20.98%	22.66%	13.18%	12.40%	12.47%
Alerian MLP Total Return Index	17.60%	34.46%	11.47%	2.49%	3.06%

Performance of a $10,000 Initial Investment
March 26, 2014 - April 30, 2024

$40,000
$30,000
$20,000
$10,000
$0
$32,793
$13,568
$ 9,485
3/26/14
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18
10/31/19
10/31/20
10/31/21
10/31/22
10/31/23
4/30/24
First Trust New Opportunities MLP & Energy Fund
S&P 500® Index
Alerian MLP Total Return Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
On a net asset value (“NAV”) basis, for the six-month period ended April 30, 2024, the Fund provided a total return(1) of 10.80%, including the reinvestment of distributions. This compares, according to collected data, to a total return of 20.98% for the S&P 500® Index (the “Index”) and 17.60% for AMZX. On a market value basis, the Fund had a total return(1), including the reinvestment of distributions, of 18.39% for the same period. At the end of the period, the Fund was priced at $7.66 per Common Share, while the NAV was $7.77 per Common Share, a discount of 1.42%. On October 31, 2023, the Fund was priced at $6.68 per Common Share, while the NAV was $7.24 per Common Share, a discount of 7.73%.
For the six-month period ended April 30, 2024, the Fund’s NAV underperformed the MLP Benchmark by 680 basis points (“bps”). The underperformance of the Fund relative to the MLP Benchmark was due to our overweight positions in utilities that are not included in the MLP Benchmark and three, in our opinion, low-quality MLPs that re-rated over the last six months which are in the AMZX that we do not own.
The PHLX Utility Sector Index (“UTY”) posted its second worst relative performance in 2023 compared to the Index since its inception in 1988. This trend continued in the first quarter of 2024 with negative comments by Warren Buffett nearly marking the bottom for utilities. In his annual letter, Buffett highlighted wildfire risks that could cost his utility in Oregon billions in damages from lawsuits. Some states have passed laws to cap payouts if a utility is found culpable in the event of a wildfire. Other states have not, and Buffett pointed to this as a risk that these states might not be able to attract low-cost capital where regulated returns are capped but the potential liabilities are open-ended.

(1)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.

Portfolio Commentary (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
Semi-Annual Report
April 30, 2024 (Unaudited)
Wildfire risk is not a new issue for utilities. California already faced this problem after its largest utility filed for bankruptcy due to mounting wildfire claims and the remaining California utilities were viewed by investors as almost un-investable. California eventually passed legislation that set up a wildfire fund and more constructive prudency standards to defuse the issue. Regardless, the entire Utilities sector traded down following the Buffett letter despite wildfire risk being a nuanced issue. Since Buffett published his letter in late February 2024, the UTY has outperformed the Index by 6% and has continued this outperformance so far in the second quarter of 2024.(2)
Two important factors affecting the return of the Fund, relative to the MLP Benchmark, are the Fund’s accrual for taxes and the use of financial leverage through a line of credit. The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and, therefore, the share price. For example, if the prices of securities held by the Fund decline, the effect of changes in common share NAV and common share total return loss would be magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the MLP Benchmark is not leveraged, nor are its returns net of an accrual for taxes. Leverage had a positive impact on the performance of the Fund over the period. Derivatives also had a positive impact on the performance of the Fund over the reporting period. The accrual for taxes had a negative impact on the performance of the Fund over the reporting period.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began and ended the period at $0.0375 per share. At the $0.0375 per share monthly distribution rate, the annualized distribution rate at April 30, 2024 was 5.79% at NAV and 5.87% at market price. The final determination of the source and tax status of all 2024 distributions will be made after the end of 2024 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
The underperformance of the Fund relative to the broad market was not remarkable as most of the index performance was driven by a select few companies with the ten largest companies of the Index accounting for approximately 41% of the Index performance over the last six months. As of April 30, 2024, the Fund trades at a 37% discount relative to the Index that trades at a forward 12-month P/E of 19.9x versus 18.5x a year ago.(3) Our view is optimistic regarding the Fund’s portfolio based on continued earnings growth among the energy infrastructure companies coupled with low valuations relative to the Index based on forward 12-month earnings expectations.
The theme that continued to gain steam throughout the first quarter of 2024 was the potential for artificial intelligence (“AI”) to drive real electric demand growth through 2030. Energy efficiency has held U.S. electricity consumption basically flat(4) for more than 15 years. But utilities are now preparing for a demand surge driven from a variety of sources including the electrification of new sectors, the on-shoring of manufacturing and growth in AI that demands four to five times the power of traditional data centers.(5) The rapid growth in data centers alone has organizations that operate the transmission lines forecasting annual load growth of nearly 5% in some areas compared to forecasts from a year ago that were calling for no demand growth for the foreseeable future.(6)
While actual load growth would almost certainly require a commensurate acceleration of rate-based spending, and in turn, incremental earnings growth for regulated utilities, the upstream effects are also beginning to take shape. Merchant power generators, such as Constellation Energy Corporation, have been early beneficiaries of this theme as investors take note of the value of their merchant nuclear power fleet relative to current power prices. Moreover, there is very little that can be added to the grid over the next five years that matches the needs of data centers for 24/7/365 power except natural gas generation. To date, the natural gas story in the U.S. has been driven by low-cost supply and liquefied natural gas exports. Now another leg of growth is beginning to emerge from power generation, and natural gas pipeline companies’ management teams are already addressing some of these opportunities on their first quarter conference calls.
We are optimistic about the technological breakthroughs in energy and invest in companies like renewable developers and network utilities that, where renewable resources are abundant, benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. But we are not venture capitalists; companies in the Fund’s portfolio must have a track record

(2)
Source: Bloomberg as of May 9, 2024.
(3)
Bloomberg
(4)
Source: EIA. https://www.eia.gov/electricity/annual/html/epa_01_03.html
(5)
Source: Dgtl Infra Real Estate 2.0 Report, “Data Center Power: A Comprehensive Guide”, July 26, 2023. https://dgtlinfra.com/data-center-power/
(6)
Source: PJM Load Forecast Report, January 2024. https://www.pjm.com/-/media/library/reports-notices/load-forecast/2024-load-report.ashx

Portfolio Commentary (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
Semi-Annual Report
April 30, 2024 (Unaudited)
of profitability and a willingness to share some portion of that profitability through distributions. While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same: investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.
The Fund received approval to merge with other closed-end funds managed by EIP into a managed exchange-traded fund, the FT Energy Income Partners Enhanced Income ETF (EIPI). The merger was effective May 6, 2024.

First Trust New Opportunities MLP & Energy Fund (FPL)
Portfolio of Investments
April 30, 2024 (Unaudited)

Shares	Description	Value
COMMON STOCKS (a) – 64.7%
	Construction & Engineering – 1.0%
7,000	Quanta Services, Inc.	$1,809,920
	Electric Utilities – 10.7%
1,840	Alliant Energy Corp.	91,632
28,120	American Electric Power Co., Inc.	2,419,164
17,520	Duke Energy Corp.	1,721,515
2,180	Entergy Corp.	232,541
22,900	Evergy, Inc.	1,201,105
25,910	Eversource Energy	1,570,664
100	Exelon Corp.	3,758
8,220	Fortis, Inc. (CAD)	322,793
6,550	IDACORP, Inc.	620,809
43,340	NextEra Energy, Inc.	2,902,480
105,820	PPL Corp.	2,905,817
50,520	Southern (The) Co.	3,713,220
34,100	Xcel Energy, Inc.	1,832,193
		19,537,691
	Energy Equipment & Services – 2.3%
41,690	Archrock, Inc.	800,031
44,000	Halliburton Co.	1,648,680
35,000	Schlumberger N.V.	1,661,800
		4,110,511
	Gas Utilities – 6.3%
49,560	AltaGas Ltd. (CAD)	1,086,493
17,200	Atmos Energy Corp.	2,027,880
68,160	National Fuel Gas Co.	3,619,296
37,920	New Jersey Resources Corp.	1,656,725
37,120	ONE Gas, Inc.	2,394,982
24,010	UGI Corp.	613,696
		11,399,072
	Independent Power & Renewable Electricity Producers – 2.0%
135,500	AES (The) Corp.	2,425,450
55,890	Clearway Energy, Inc., Class A	1,213,372
		3,638,822
	Multi-Utilities – 10.1%
6,080	Ameren Corp.	449,130
64,950	Atco Ltd., Class I (CAD)	1,772,543
55,310	CenterPoint Energy, Inc.	1,611,733
17,150	CMS Energy Corp.	1,039,461
14,000	Dominion Energy, Inc.	713,720
17,380	DTE Energy Co.	1,917,362
99,370	Public Service Enterprise Group, Inc.	6,864,480
41,770	Sempra	2,991,985
13,370	WEC Energy Group, Inc.	1,104,897
		18,465,311
Shares	Description	Value

	Oil, Gas & Consumable Fuels – 32.0%
50,000	BP PLC, ADR	$1,938,500
30,270	Cheniere Energy, Inc.	4,777,211
49,250	DT Midstream, Inc.	3,063,350
96,985	Enbridge, Inc.	3,446,847
45,500	Exxon Mobil Corp.	5,381,285
204	Keyera Corp. (CAD)	5,234
395,408	Kinder Morgan, Inc.	7,228,058
106,092	ONEOK, Inc.	8,393,999
71,660	Shell PLC, ADR	5,135,156
45,500	Targa Resources Corp.	5,189,730
60,679	TC Energy Corp.	2,175,342
103,070	TotalEnergies SE, ADR	7,469,483
107,608	Williams (The) Cos., Inc.	4,127,843
		58,332,038
	Water Utilities – 0.3%
16,890	Essential Utilities, Inc.	617,836
	Total Common Stocks	117,911,201
	(Cost $112,315,513)
Units	Description	Value
MASTER LIMITED PARTNERSHIPS – 27.6%
	Chemicals – 1.1%
93,316	Westlake Chemical Partners, L.P.	2,039,888
	Energy Equipment & Services – 0.4%
28,840	USA Compression Partners, L.P.	698,793
	Independent Power & Renewable Electricity Producers – 1.5%
96,079	NextEra Energy Partners, L.P. (b)	2,724,800
	Oil, Gas & Consumable Fuels – 24.6%
127,864	Cheniere Energy Partners, L.P.	6,195,011
586,770	Energy Transfer, L.P.	9,229,892
520,234	Enterprise Products Partners, L.P.	14,608,171
73,090	Hess Midstream, L.P., Class A (b)	2,492,369
178,470	MPLX, L.P.	7,460,046
35,315	Plains All American Pipeline, L.P.	608,478
180,901	Plains GP Holdings, L.P., Class A (b)	3,294,207
See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
48,466	TXO Partners, L.P.	$893,228
		44,781,402
	Total Master Limited Partnerships	50,244,883
	(Cost $29,763,732)
	Total Investments – 92.3%	168,156,084
	(Cost $142,079,245)
	Net Other Assets and Liabilities – 7.7%	13,962,020
	Net Assets – 100.0%	$182,118,104

(a)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(b)	This security is taxed as a “C” corporation for federal income tax purposes.

Abbreviations throughout the Portfolio of Investments:
ADR	– American Depositary Receipt
CAD	– Canadian Dollar

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 4/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$117,911,201	$117,911,201	$—	$—
Master Limited Partnerships*	50,244,883	50,244,883	—	—
Total Investments	$168,156,084	$168,156,084	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statement of Assets and Liabilities
April 30, 2024 (Unaudited)

ASSETS:
Investments, at value	$ 168,156,084
Cash	12,524,676
Receivables:
Investment securities sold	11,001,249
Income taxes	813,435
Dividends	656,610
Interest	65,676
Reclaims	28,063
Total Assets	193,245,793
LIABILITIES:
Payables:
Investment securities purchased	10,175,954
Conversion expense	656,215
Investment advisory fees	167,784
Administrative fees	6,730
Other liabilities	121,006
Total Liabilities	11,127,689
NET ASSETS	$182,118,104
NET ASSETS consist of:
Paid-in capital	$ 303,542,008
Par value	234,477
Accumulated distributable earnings (loss)	(121,658,381)
NET ASSETS	$182,118,104
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$7.77
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	23,447,660
Investments, at cost	$142,079,245
See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statement of Operations
For the Six Months Ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividends		$ 3,113,859
Interest		463,718
Foreign withholding tax		(102,774)
Total investment income		3,474,803
EXPENSES:
Investment advisory fees		1,083,900
Interest and fees on loan		893,536
Conversion expense		656,215
Legal fees		52,867
Audit and tax fees		47,511
Administrative fees		46,940
Listing expense		29,999
Shareholder reporting fees		20,908
Trustees’ fees and expenses		17,575
Transfer agent fees		10,575
Custodian fees		9,398
Financial reporting fees		4,625
Other		9,910
Total expenses		2,883,959
NET INVESTMENT INCOME (LOSS) BEFORE TAXES		590,844
Current federal income tax benefit (expense)	(632,410)
Current state income tax benefit (expense)	39,382
Deferred federal income tax benefit (expense)	(4,344,649)
Deferred state income tax benefit (expense)	(300,062)
Total income tax benefit (expense)		(5,237,739)
NET INVESTMENT INCOME (LOSS)		(4,646,895)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
Investments		16,405,945
Written options contracts		565,733
Foreign currency transactions		(1,754)
Net realized gain (loss) before taxes		16,969,924
Current federal income tax benefit (expense)	(3,563,684)
Current state income tax benefit (expense)	(246,125)
Total income tax benefit (expense)		(3,809,809)
Net realized gain (loss) on investments, written options contracts and foreign currency transactions		13,160,115
Net change in unrealized appreciation (depreciation) before taxes on:
Investments		4,604,831
Written options contracts		(9,988)
Foreign currency translation		(4,279)
Net change in unrealized appreciation (depreciation) before taxes		4,590,564
Deferred federal income tax benefit (expense)	4,344,649
Deferred state income tax benefit (expense)	300,062
Total income tax benefit (expense)		4,644,711
Net change in unrealized appreciation (depreciation) on investments, written options contracts and foreign currency translation		9,235,275
NET REALIZED AND UNREALIZED GAIN (LOSS)		22,395,390
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$ 17,748,495
See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statements of Changes in Net Assets

	Six Months Ended 4/30/2024 (Unaudited)	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$ (4,646,895)	$ 3,069,273
Net realized gain (loss)	13,160,115	12,594,659
Net change in unrealized appreciation (depreciation)	9,235,275	(2,269,602)
Net increase (decrease) in net assets resulting from operations	17,748,495	13,394,330
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(5,275,724)	(10,564,660)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares *	—	(1,310,482)
Net increase (decrease) in net assets resulting from capital transactions	—	(1,310,482)
Total increase (decrease) in net assets	12,472,771	1,519,188
NET ASSETS:
Beginning of period	169,645,333	168,126,145
End of period	$ 182,118,104	$ 169,645,333
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	23,447,660	23,662,968
Common Shares repurchased *	—	(215,308)
Common Shares at end of period	23,447,660	23,447,660

*
 On September 15, 2020, the Fund commenced a share repurchase program. For the fiscal year ended October 31, 2023, the Fund repurchased 215,308 Common Shares at a weighted-average discount of 14.01% from net asset value per share. The Fund’s share repurchase program ended on March 15, 2023.

See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Statement of Cash Flows
For the Six Months Ended April 30, 2024 (Unaudited)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$17,748,495
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(130,236,252)
Sales of investments	193,555,716
Proceeds from written options	620,965
Return of capital received from investment in MLPs	2,455,445
Net realized gain/loss on investments and written options	(16,971,678)
Net change in unrealized appreciation/depreciation on investments and written options	(4,594,843)
Changes in assets and liabilities:
Increase in income taxes receivable	(729,607)
Decrease in interest receivable	14,471
Increase in reclaims receivable	(8,756)
Decrease in dividends receivable	454,535
Decrease in prepaid expenses	6,983
Decrease in due to custodian	(9)
Decrease in interest and fees payable on loan	(184,859)
Decrease in investment advisory fees payable	(14,130)
Decrease in audit and tax fees payable	(138,866)
Decrease in legal fees payable	(18,154)
Decrease in shareholder reporting fees payable	(20,365)
Decrease in administrative fees payable	(3,255)
Decrease in custodian fees payable	(6,312)
Decrease in transfer agent fees payable	(3,149)
Decrease in trustees’ fees and expenses payable	(925)
Decrease in financial reporting fees payable	(771)
Increase in other liabilities payable	119,506
Increase in conversion expense payable	656,215
Cash provided by operating activities		$62,700,400
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(5,275,724)
Repayment of borrowing	(44,900,000)
Cash used in financing activities		(50,175,724)
Increase in cash and foreign currency (a)		12,524,676
Cash at beginning of period		—
Cash at end of period		$12,524,676
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,144,071
Cash paid during the period for taxes		$5,132,444

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(4,279).
See Notes to Financial Statements

First Trust New Opportunities MLP & Energy Fund (FPL)
Financial Highlights
For a Common Share outstanding throughout each period

	Six Months Ended 4/30/2024 (Unaudited)	Year Ended October 31,
2023		2022	2021	2020	2019
Net asset value, beginning of period	$ 7.24	$ 7.11	$ 6.44	$ 4.73	$ 9.41	$ 9.43
Income from investment operations:
Net investment income (loss)	(0.20) (a)	0.13 (a)	0.26	0.48	(1.07)	0.12
Net realized and unrealized gain (loss)	0.96	0.44	0.82	1.65	(2.93)	0.76 (b)
Total from investment operations	0.76	0.57	1.08	2.13	(4.00)	0.88
Distributions paid to shareholders from:
Net investment income	(0.10)	—	(0.03)	(0.03)	—	—
Net realized gain	(0.13)	(0.45)	(0.42)	(0.42)	—	(0.25)
Return of capital	—	—	—	—	(0.68)	(0.65)
Total distributions paid to Common Shareholders	(0.23)	(0.45)	(0.45)	(0.45)	(0.68)	(0.90)
Common Share repurchases	—	0.01	0.04	0.03	0.00 (c)	—
Net asset value, end of period	$7.77	$7.24	$7.11	$6.44	$4.73	$9.41
Market value, end of period	$7.66	$6.68	$6.08	$5.80	$3.66	$8.66
Total return based on net asset value (d)	10.80%	9.57%	19.00%	48.22%	(43.24)%	10.34% (b)
Total return based on market value (d)	18.39%	18.22%	12.99%	72.51%	(52.28)%	10.70%
Net assets, end of period (in 000’s)	$ 182,118	$ 169,645	$ 168,126	$ 159,157	$ 121,183	$ 241,815
Portfolio turnover rate	40%	33%	57%	126%	113%	74%
Ratios of expenses to average net assets:
Including current and deferred income taxes (e)	8.29% (f)	2.70%	2.15%	2.34%	5.51% (g)	2.89%
Excluding current and deferred income taxes	3.28% (f)	2.69%	2.22%	2.14%	5.34% (g)	2.86%
Excluding current and deferred income taxes and interest expense	2.26% (f)	1.50%	1.49%	1.50%	1.58%	1.58%
Ratios of net investment income (loss) to average net assets:
Net investment income (loss) ratio before tax expenses	0.67% (f)	0.06%	0.17%	(0.13)%	(3.40)% (g)	(0.90)%
Net investment income (loss) ratio including tax expenses (e)	(4.34)% (f)	0.05%	0.24%	(0.32)%	(3.57)% (g)	(0.93)%
Indebtedness:
Total loan outstanding (in 000’s)	$—	$ 44,900	$ 42,900	$ 40,400	$ 33,400	$ 89,000
Asset coverage per $1,000 of indebtedness (h)	$—	$ 4,778	$ 4,919	$ 4,940	$ 4,628	$ 3,717

(a)	Based on average shares outstanding.
(b)
During the fiscal year ended October 31, 2019, the Fund received a reimbursement from the sub-advisor in the amount of $228 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)	Amount represents less than $0.01 per share.
(d)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(e)	Includes current and deferred income taxes associated with each component of the Statement of Operations.
(f)	Annualized.
(g)	This ratio includes breakage fees. If breakage fees had not been included, these expense ratios would have been 2.81% lower and the net investment income ratios would have been 2.81% higher.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2024 (Unaudited)
1. Organization
First Trust New Opportunities MLP & Energy Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on October 15, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FPL” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its Common Shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in publicly-traded master limited partnerships (“MLPs”), MLP-related entities and other companies in the energy sector and energy utility industries that are weighted towards non-cyclical, fee-for-service revenues. Under normal market conditions, the Fund invests at least 85% of its managed assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies that Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) believes offer opportunities for growth and income. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, MLPs, and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service.  If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and ask price, if both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the instrument trades:  (1) the mean of their most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2024 (Unaudited)
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2024 (Unaudited)
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2024, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and common stocks held in the Fund’s portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) before taxes on written options contracts” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.
The Fund did not hold any options contracts at April 30, 2024.
C. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2024 (Unaudited)
regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) before taxes on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) before taxes on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) before taxes on investments” on the Statement of Operations.
E. Distributions to Shareholders
The Fund intends to make monthly distributions to Common Shareholders. The Fund’s distributions generally will consist of cash and paid-in kind distributions from MLPs or their affiliates, dividends from common stocks, and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.
Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund’s current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder’s basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in the Common Shares will generally be taxed as a capital gain.
Distributions of $5,275,724 paid during the six months ended April 30, 2024 are anticipated to be characterized as taxable dividends for federal income tax purposes. The amounts may be eligible to be taxed as qualified dividend income at the reduced capital gains rates, subject to shareholder period requirements. However, the ultimate determination of the character of the distributions will be made after the 2024 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
F. Income Taxes
The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.
The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.
To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund’s adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund’s adjusted tax basis, the Fund will recognize a taxable capital gain. For the six months ended April 30, 2024, distributions of $2,415,261 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2024 (Unaudited)
The Fund’s provision for income taxes consists of the following:
Current federal income tax benefit (expense)	$ (4,196,094)
Current state income tax benefit (expense)	(206,743)
Current foreign income tax benefit (expense)	—
Deferred federal income tax benefit (expense)	—
Deferred state income tax benefit (expense)	—
Total income tax benefit (expense)	$(4,402,837)
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund’s valuation allowance: the nature, frequency, and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. At April 30, 2024, the Fund had a net operating loss carryforward for state income tax purposes of $30,152,178. The Fund’s 2024 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating losses. Components of the Fund’s deferred tax assets and liabilities as of April 30, 2024 are as follows:
Deferred tax assets:
Federal net operating loss	$—
State net operating loss	1,977,239
State income taxes	—
Federal and state capital loss carryforward	7,507,022
Other	—
Total deferred tax assets	9,484,261
Less: federal valuation allowance	(6,755,951)
Less: state valuation allowance	(2,728,310)
Net deferred tax assets	$—
Deferred tax liabilities:
Unrealized gains on investment securities	$—
Total deferred tax liabilities	—
Total net deferred tax liabilities	$—
Total income taxes differ from the amount computed by applying the federal income tax rate of 21% to net investment income and realized and unrealized gains on investments.
Application of statutory income tax rate	$ 4,651,779
State income taxes, net	(131,134)
Change in valuation allowance	2,369
Current year change in tax rate	—
Other	(120,177)
Total	$ 4,402,837
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for five years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, the Fund had a capital loss carryforward of $66,431,211 that will expire on October 31, 2025.

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2024 (Unaudited)
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of April 30, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of April 30, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$132,574,078	$41,405,449	$(5,823,443)	$35,582,006
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
EIP serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2024, were $79,825,010 and $114,973,082, respectively.

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2024 (Unaudited)
5. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) before taxes on written options contracts	$565,733
Net change in unrealized appreciation (depreciation) before taxes on written options contracts	(9,988)
During the six months ended April 30, 2024, the premiums for written options opened were $620,965, and the premiums for written options closed, exercised and expired were $899,590.
6. Borrowings
The Fund had a committed facility agreement (the “Agreement”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”). The maximum commitment amount was $51,000,000, which comprised a floating rate financing amount and a fixed rate financing amount. The borrowing rate under the Agreement on the floating rate financing amount was equal to SOFR plus 95 basis points and the borrowing rate on the fixed rate financing amount was 3.46%. In addition, under the Agreement, the Fund paid a commitment fee of 0.55% annually on the undrawn amount of the facility; provided, however, that such commitment fee was waived on any day in which the amount drawn on the facility was 80% or more of the maximum commitment amount.
As of April 25, 2024, the Fund did not have any outstanding borrowings and the Agreement was terminated. The average amount outstanding for the period ended April 25, 2024 was $41,903,955, with a weighted average interest rate of 4.76%. On the floating rate financing amount, the high and low annual interest rates for the period ended April 25, 2024 were 6.35% and 6.25%, respectively.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Industry Concentration Risk
Under normal market conditions, the Fund invests at least 85% of its managed assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utility companies. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, regulatory risk associated with the changes in the methodology of determining prices that energy companies may charge for their products and services, the effects of economic slowdown, surplus capacity, increased competition from other service providers, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.
9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
The mergers of First Trust Energy Income and Growth Fund (NYSE American: FEN), First Trust MLP and Energy Income Fund (NYSE: FEI), First Trust New Opportunities MLP & Energy Fund (NYSE: FPL), and First Trust Energy Infrastructure Fund (NYSE: FIF) (the “Target Funds” or each, individually, a “Target Fund”), into FT Energy Income Partners Enhanced Income ETF (NYSE Arca: EIPI), were successfully completed prior to the opening of the NYSE Arca on May 6, 2024.

Notes to Financial Statements (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2024 (Unaudited)
Through the mergers, wholly-owned subsidiaries of EIPI acquired all of the assets and liabilities of the Target Funds in tax-free transactions, and shares of each Target Fund were converted to newly-issued shares of EIPI in an aggregate amount equal to the value of the net assets of each Target Fund. The transactions took place based upon the Target Funds’ closing net asset values on May 3, 2024. The exchange ratios at which shares of the Target Funds were converted to shares of EIPI are listed below:
Ticker	Fund Name	Exchange Ratio
FEN	First Trust Energy Income and Growth Fund	0.880285
FEI	First Trust MLP and Energy Income Fund	0.541658
FPL	First Trust New Opportunities MLP & Energy Fund	0.428077
FIF	First Trust Energy Infrastructure Fund	1

Additional Information
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2024 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust New Opportunities MLP & Energy Fund (FPL)
April 30, 2024 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
At a joint special meeting of shareholders held on February 29, 2024 (the “February Meeting”), shareholders of First Trust MLP and Energy Income Fund (“FEI”), First Trust New Opportunities MLP & Energy Fund (“FPL”), First Trust Energy Income and Growth Fund (“FEN”), and First Trust Energy Infrastructure Fund (“FIF”) (each a Fund and, collectively, the “MLP Funds”) approved the mergers of each of the MLP Funds into a newly-formed exchange-traded fund, FT Energy Income Partners Enhanced Income ETF (“EIPI”), with FIF designated as the surviving fund for tax and accounting purposes (for each Fund, a “Proposal”). FEI shareholders cast 22,719,901 votes in favor of the Proposal, 529,354 against the Proposal, and 969,772 shares abstained. FPL shareholders cast 11,895,127 votes in favor of the Proposal, 395,698 against the Proposal, and 368,665 shares abstained. FEN shareholders cast 8,946,908 votes in favor of the Proposal, 502,446 against the Proposal, and 612,874 shares abstained. FIF shareholders cast 7,644,082 votes in favor of the Proposal, 192,084 against the Proposal, and 281,605 shares abstained. Immediately prior to the consummation of the mergers, EIPI adopted the net asset value (“NAV”) per share of FIF as of the close of business on May 3, 2024. The mergers were effective as of the opening of business of the New York Stock Exchange on May 6, 2024. Upon completion of the mergers, common shareholders of each of the MLP Funds received shares of EIPI with a value equal to the aggregate NAV of their shares held in the respective MLP Funds prior to the merger, with such shareholders thus becoming EIPI shareholders and the MLP Funds being thereafter terminated.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)       Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)      Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)       Not applicable for this reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item [18.]. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust New Opportunities MLP & Energy Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 3, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 3, 2024

* Print the name and title of each signing officer under his or her signature.